Exhibit 99.1

Humana Inc.

500 West Main Street

P.O. Box 1438

Louisville, KY 40201-1438

http://www.humana.com

n e w s  r e l e a s e

FOR MORE INFORMATION, CONTACT:

Julie Ice

Humana Military Healthcare Services

Phone: 502-301-6982

E-MAIL: jice@humana.com

Regina Nethery

Vice President of Investor Relations

Humana Inc.

Phone: 502-580-3644

E-MAIL: rnethery@humana.com

Department of Defense Announces Awards for Third Generation of

TRICARE Contracts

LOUISVILLE, Ky. — July 13, 2009 — Humana Inc. (NYSE: HUM) announced today that it has received word from the Department of Defense (DoD) that the company’s wholly-owned subsidiary, Humana Military Healthcare Services was not awarded the third generation TRICARE program contract for the South Region.

Under its existing TRICARE contract, Humana Military provides managed care services supporting the DoD’s delivery of health benefits to approximately 2.9 million active duty service men and women, their dependents, as well as retired service members and their families in Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, Oklahoma, South Carolina, Tennessee, and Texas. That contract is currently set to expire on March 31, 2010.

“Humana Military is disappointed with the decision by the Department of Defense and looks forward to obtaining further clarity via a debriefing on the bidding process,” said Dave Baker, president and CEO of Humana Military. “Our company will evaluate its strategic options with respect to the government’s decision, including protesting the award, and will act expeditiously to best position Humana for continued success.”

Humana Inc.

500 West Main Street

P.O. Box 1438

Louisville, KY 40201-1438

http://www.humana.com

n e w s  r e l e a s e

Due to the complexities of the bid award and protest processes, the company can not yet anticipate what impact, if any, the loss of the TRICARE contract may have upon its earnings for the year ended December 31, 2009.

Cautionary Statement

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in investor presentations, press releases, Securities and Exchange Commission (SEC) filings, and in oral statements made by or with the approval of one of our executive officers, the words or phrases like “expects,” “anticipates,” “intends,” “likely will result,” “estimates,” “projects” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, information set forth in the “Risk Factors” section of our SEC filings, a summary of which includes but is not limited to the following:

•

If Humana does not design and price its products properly and competitively, if the premiums Humana charges are insufficient to cover the cost of health care services delivered to its members, or if its estimates of benefits payable or future policy benefits payable based upon its estimates of future benefit claims are inadequate, Humana’s profitability could be materially adversely affected. Humana estimates the costs of its benefit expense payments, and designs and prices its products accordingly, using actuarial methods and assumptions based upon, among other relevant factors, claim payment patterns, medical cost inflation, and historical developments such as claim inventory levels and claim receipt patterns. These estimates, however, involve extensive judgment, and have considerable inherent variability that is extremely sensitive to payment patterns and medical cost trends.

•	If Humana fails to effectively implement its operational and strategic initiatives, including its Medicare initiatives, the company’s business could be materially adversely affected.

•

If Humana fails to properly maintain the integrity of its data, to strategically implement new information systems, or to protect Humana’s proprietary rights to its systems, the company’s business could be materially adversely affected.

•

Humana is involved in various legal actions, which, if resolved unfavorably to Humana, could result in substantial monetary damages. Increased litigation and negative publicity could increase the company’s cost of doing business.

•

As a government contractor, Humana is exposed to additional risks including reimbursement and payment changes that could adversely affect its business or its willingness to participate in government health care programs.

•

Humana’s industry is currently subject to substantial government regulation, which along with possible increased governmental regulation or legislative change, could increase Humana’s cost of doing business and could adversely affect the company’s profitability.

Humana Inc.

500 West Main Street

P.O. Box 1438

Louisville, KY 40201-1438

http://www.humana.com

n e w s  r e l e a s e

•	Humana is also subject to potential changes in the political environment that can affect public policy and can adversely affect the markets for its products.

•	Any failure to manage administrative costs could hamper Humana’s profitability.

•	Any failure by Humana to manage acquisitions and other significant transactions successfully could have a material adverse effect on its financial results, business and prospects.

•	If Humana fails to develop and maintain satisfactory relationships with the providers of care to its members, the company’s business could be adversely affected.

•	Humana’s mail order pharmacy business is highly competitive and subjects it to regulations in addition to those the company faces with its core health benefits businesses.

•	Humana’s ability to obtain funds from its subsidiaries is restricted by state insurance regulations.

•	Downgrades in Humana’s debt ratings, should they occur, may adversely affect its cost and availability of funds.

•	Extreme volatility and disruption in the securities and credit markets may adversely affect Humana’s business, results of operations and financial condition.

•	Changes in economic conditions could adversely affect Humana’s business and results of operations.

•	Given the current economic climate, Humana’s stock and the stock of other companies in the insurance industry may be increasingly subject to stock price and trading volume volatility.

In making forward-looking statements, Humana is not undertaking to address or update them in future filings or communications regarding its business or results. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed herein may or may not occur. There also may be other risks that we are unable to predict at this time. Any of these risks and uncertainties may cause actual results to differ materially from the results discussed in the forward-looking statements.

Humana advises investors to read the following documents as filed by the company with the SEC for further discussion both of the risks it faces and its historical performance:

•	Form 10-K for the year ended December 31, 2008;

•	Form 10-Q for the quarter ended March 31, 2009;

•	Form 8-Ks filed during 2009.

About Humana Military Healthcare Services

Humana Military, a wholly owned subsidiary of Humana Inc., has been a Department of Defense contractor for the administration of the TRICARE program since July 1, 1996. In August 2003,

Humana Inc.

500 West Main Street

P.O. Box 1438

Louisville, KY 40201-1438

http://www.humana.com

n e w s  r e l e a s e

Humana Military was awarded the contract to provide health benefits support and services to approximately 2.8 million active duty and retired military and their eligible family members in the 10-state South Region. Humana Military was also awarded the Department of Defense’s contract to provide health care services and support for active duty service members and their families located in the Commonwealth of Puerto Rico, in February 2004.

About Humana

Humana Inc., headquartered in Louisville, Kentucky, is one of the nation’s largest publicly traded health and supplemental benefits companies, with approximately 10.4 million medical members. Humana is a full-service benefits solutions company, offering a wide array of health and supplementary benefit plans for employer groups, government programs and individuals.

Over its 48-year history, Humana has consistently seized opportunities to meet changing customer needs. Today, the company is a leader in consumer engagement, providing guidance that leads to lower costs and a better health plan experience throughout its diversified customer portfolio.

More information regarding Humana is available to investors via the Investor Relations page of the company’s web site at http://www.humana.com, including copies of:

•	Annual reports to stockholders

•	Securities and Exchange Commission filings

•	Most recent investor conference presentations

•	Quarterly earnings news releases

•	Replays of most recent earnings release conference calls

•	Calendar of events (includes upcoming earnings conference call dates and times, as well as planned interaction with research analysts and institutional investors)

•	Corporate Governance Information

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